CERTAIN MATERIAL (INDICATED BY AN ASTERICK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                Amendment Letter

                                          IBM Corporation  c/o Jennifer Lay
                                          325 J.S. McDonnell Blvd.  MC: S3066270
                                          Hazelwood, Missouri  63042


Thursday January 29, 2004


Direct Insite Corporation
80 Orville Drive
Bohemia, NY 11716


ATTENTION:   Anthony Coppola

SUBJECT:     Contract Extension

REFERENCE:   Agreement # 4901PM0001  SOW # 4903S40148


This letter serves as Amendment No. 1 to the above referenced Statement of Work which the parties thereto do mutually agree to amend as follows:

2.0.   Terms and Conditions:
---------------------------

The SOW will remain in effect for the time period from January 1, 2004, and until December 31, 2005. This SOW shall automatically renew for successive 12-month terms unless terminated in writing by either party, ninety (90) days prior to the renewal date.

3.0   Scope:
-----------

Modifications to enhance the Target Applications in support of the United States Invoicing Project shall be based on specifications defined in the Design Document entitled: "CPI2.2 Design" dated December 10, 2003" and shall be included in the collective Target Applications for on-going operational outsourcing Services when deployed. Terms and conditions defined in Statement of Work # 4903S40148 and herein are applicable to the enhanced Target Applications and related Services. The Target Applications containing such function are targeted for releases in May and October 2004 respectively.

4.0.   Payments and Fees:
------------------------

Buyer and Supplier have agreed to modify the calculation of Payment and Fee's as follows:

     4.1. The "Minimum Monthly Processing Fee" shall be reduced from (*) for the time period of January 1, 2004 through and including December 31, 2005. The monthly fee paid to the Supplier for the Services shall be the greater of the "Minimum Monthly Processing Fee" or the "Monthly Processing Fee" as determined in paragraph 4.2.

     4.2. The "Monthly Processing Fee" for "Unchanged Preliminary Bills" and "Preliminary Bill Changes" shall be the following:

          4.2.1 Unchanged Preliminary Bill Load and Processing Fee: Unchanged Preliminary Bills are defined as Preliminary Bills that are processed and loaded into the Supplier's Target Application, which may be viewed or printed by the Buyer or the Buyer's Customer but not "Changed" by the Buyer or the Buyers' Customer during the month processed. A Change is defined as placing a Preliminary Bill or any line item thereof "On Hold" or "Issue" set against a Preliminary Bill or any line item thereof, or adding text, or including an attachment manually or systemically using the Target Application. The Unchanged Preliminary Bill Processing Fee is (*) per Preliminary Bill for the first twelve thousand (12,000) Preliminary Bills and shall decrease by (*) %) for each increment of three thousand (3,000) additional Unchanged Preliminary Bills processed.

          4.2.2 Change Fee: A Preliminary Bill that is Changed as defined in Paragraph 4.2.1 shall be subject to an additional fee per

                                Amendment Letter

               Preliminary Bill of (*) for the first twelve thousand (12,000) Preliminary Bills and shall decrease by (*) %) for each increment of three thousand (3,000) additional Changed Preliminary Bills processed. There are no limits on the number of Changes that can be made to a Preliminary Bill during the processing month. The Change Fee is applied only once per month where a Change is incurred regardless of the number of Changes to the Preliminary Bill during the month. The aforementioned pricing includes the ability to manually or systematically attach up to and including five attachments per Preliminary Bill for no additional charge.

               (For example: The first Preliminary Bill that in processed and loaded into the Target Application is subject to a fee of (*) as defined in paragraph 4.2.1. If that same Bill is "Changed", the same Preliminary Bill is subject to an additional Change Fee of (*) for a total of (*).)

     4.3 The Preliminary Bill may be Changed as defined in Paragraph 4.2.1 at anytime during the processing month. The scope of the Change includes the ability to manually or systemically attach up to five attachments per single Preliminary Bill at no additional charge.

5.0   Data Processing.

The Service Level Agreement (SLA) associated with Data Processing is hereby modified from including a maximum number of Preliminary Bills to a maximum number of Preliminary Bills and attachments for a single Preliminary Bill for the specified processing periods. The remaining SLA and Data Processing terms and conditions not described herein will continue to apply as defined in the SOW referenced above. The modification to include number of attachments that will be processed by a single Preliminary Bill within the defined processing period is defined in the following table:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Monday - Thursday, "1X" or      Number of Preliminary Bills  Attachments for a Single     Availability of
"2X"                                                         Preliminary Bill             Preliminary Bills
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                4000                         0-100                        7:30AM EST
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                8000                         101 -200                     9:00 AM EST
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Greater than 8000            201 and Greater              Best efforts within 48
                                                                                          continuous hours
------------------------------- ---------------------------- ---------------------------- ----------------------------
Friday                          Number of Preliminary Bills  Attachments for a Single     Availability of
                                                             Preliminary Bill             Preliminary Bills
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                8000                         0-200                        7:00AM EST The Following
                                                                                          Monday
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Greater than 8000            201 and Greater              Best efforts within 24
                                                                                          continuous hours following
                                                                                          the 7:00AM Monday
                                                                                          Deliverable
------------------------------- ---------------------------- ---------------------------- ----------------------------
"3X"                            Number of Preliminary Bills  Attachments for a Single     Availability of
                                                             Preliminary Bill             Preliminary Bills
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                8000                         0-200                        Six continuous hours from
                                                                                          receipt of the data files
                                                                                          from Buyer
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Greater than 8000            201 and Greater              Best efforts within 24
                                                                                          continuous hours from
                                                                                          receipt of the data files
                                                                                          from Buyer
------------------------------- ---------------------------- ---------------------------- ----------------------------

     5.1 The SLA's for Data Processing is modified to be in effect upon execution of this SOW Amendment for the first 0 - 2999 Preliminary Bills and 0 - 5,999

                                Amendment Letter

Attachments respectively and establish a maximum threshold level. The SLA will be in effect for up to fifteen percent (15%) above the highest established maximum threshold level. The maximum threshold level will continue to grow progressively once a new maximum threshold level of Preliminary Bills or Attachments processed is attained.

A new maximum  threshold  level will be  established  for  Preliminary  Bills or
Attachments once the Supplier successfully processes Preliminary Bills or Attachments within fifteen percent (15%) above the last maximum threshold attained.  The  SLA  will  not be in  effect  until  the  Supplier  successfully processes the next highest maximum threshold of Preliminary Bills or Attachments. If the Supplier is unable to successfully process the next highest maximum threshold of Preliminary Bills or Attachments the Supplier will have thirty days to make corrections and the SLA will be in effect for that next highest maximum threshold of Preliminary Bills or Attachments after the thirty day corrective period.

The achievement for application of the SLA related to the maximum threshold amounts attained for Preliminary Bills and Attachments are mutually exclusive. Successfully processing above the maximum threshold amount is defined as completing processing and posting results according to the time frames specified in the terms and conditions for Data Processing in the SOW as amended.

For example,


Month One
2,999 Preliminary Bills submitted to Supplier for processing.
SLA is in effect
200 Attachments submitted to Supplier for processing.
SLA is in effect


Month Two
3,500 Preliminary Bills submitted to Supplier for processing.
SLA is in not effect
Supplier successfully processes 3,500 Preliminary Bills, SLA will be in effect when Buyer submits up to the new maximum threshold of (3,500 *1.15 = 4,025) Preliminary Bills

200 Attachments submitted to Supplier for processing.
SLA is in effect

Month Three
3,700 Preliminary Bills submitted to Supplier for processing.
SLA is in effect
5,000 Attachments submitted to Supplier for processing.
SLA is in not effect
Supplier does not successfully processes 5,000 Attachments

Month Four
3,900 Preliminary Bills submitted to Supplier for processing.
SLA is in effect
5,200 Attachments submitted to Supplier for processing. (Does not matter if Supplier processes successfully or not, SLA is in effect and new maximum threshold of (5,000 *1.15 = 5,750) Attachments is established for this month's processing
SLA is in effect

     5.2 The maximum number of attachments for any one Preliminary Bill is four hundred (400). Distributions of the attachments are as follows: fifty
          (50)  attachments at an average bytes count of five hundred and twelve
          (512) Kbytes per attachment and the remaining  three hundred and fifty
          (350) attachments at an average byte count of one Kilobyte per attachment.

     5.3 The maximum number of attachments processed under the SLA is sixty thousand (60,000) unique attachments per month.

     5.4 The maximum number of attachments processed in one single daily processing cycle will be fifteen thousand (15,000) attachments with average byte count of three hundred and eighty-four (384) kilobytes per attachment.


Agreed To:                                                       Agreed To:

                                Amendment Letter



Direct Insite Corporation                 IBM Corporation

By:        ____________________________   By: __________________________________
               Authorized Signature                 Authorized Signature

Name:      ____________________________   Name: ____Jennifer Lay________________
                  Type or Print                                 Type or Print

Date:      ____________________________   Date: ________________________________